UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2025

CAPITAL ONE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13300	54-1719854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 Capital One Drive, McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 720-1000

(Not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which registered
Common Stock (par value $.01 per share)	COF	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series I	COF PRI	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series J	COF PRJ	New York Stock Exchange
Depository Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series K	COF PRK	New York Stock Exchange
Depository Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series L	COF PRL	New York Stock Exchange
Depository Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series N	COF PRN	New York Stock Exchange
1.650% Senior Notes Due 2029	COF29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Effective May 18, 2025, Capital One Financial Corporation (“Capital One”) completed its previously announced acquisition of Discover Financial Services (“Discover”) pursuant to the Agreement and Plan of Merger, dated as of February 19, 2024, by and among Capital One, Discover and Vega Merger Sub, Inc., a wholly owned subsidiary of Capital One (the “Transaction”), as previously disclosed in Capital One’s Current Report on Form 8-K filed on May 19, 2025 (the “Original 8-K”). This Current Report on Form 8-K/A is being filed to amend Item 9.01 of the Original 8-K to include the financial statements of Discover and pro forma financial information required by Item 9.01 of Form 8-K (this “Amendment No. 1”).

The pro forma financial information included in this Amendment No. 1 has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that Capital One and Discover would have achieved had the companies been combined during the periods presented in the pro forma financial information, and is not intended to project the future results of operations that the combined company may achieve after completion of the Transaction. Except as described above, this Amendment No. 1 does not otherwise amend, modify, or update the disclosures contained in the Original 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of Discover as of December 31, 2024 and 2023, and for each of the fiscal years ended December 31, 2024, 2023 and 2022 are filed as Exhibit 99.1 hereto and incorporated herein by reference.

The unaudited condensed consolidated financial statements of Discover Financial Services as of and for the quarterly period ended March 31, 2025 are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of Capital One as of March 31, 2025, giving effect to the Transaction as if it had occurred on March 31, 2025, and the unaudited pro forma condensed combined statements of income of Capital One for the three months ended March 31, 2025 and the year ended December 31, 2024, in each case giving effect to the Transaction as if it had occurred on January 1, 2024, are filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm (with respect to Discover Financial Services).

99.1	Audited consolidated financial statements of Discover Financial Services as of December 31, 2024 and 2023, and for each of the fiscal years ended December 31, 2024, 2023 and 2022.

99.2	Unaudited condensed consolidated financial statements of Discover Financial Services as of and for the quarterly period ended March 31, 2025.

99.3	Unaudited pro forma condensed combined balance sheet of Capital One Financial Corporation as of March 31, 2025 and unaudited pro forma condensed combined statements of income of Capital One Financial Corporation for the quarterly period ended March 31, 2025 and the fiscal year ended December 31, 2024.

104	Cover Page Interactive Data File (formatted as inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

By:	/s/ Matthew W. Cooper
Matthew W. Cooper
General Counsel and Corporate Secretary

Dated: May 22, 2025

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